Exhibit 99.2

NYSEAM:EONR Third Quarter of 2025 Earnings Call November 2025 Eon Resources Inc. NYSE - AM:EONR https:// www.EON - R.com/

NYSEAM:EONR Presenters Dante V. Caravaggio CEO Mitchell B. Trotter CFO David M. Smith General Counsel Jesse J. Allen VP of Operations 2

Company Overview

EON
NYSEAM:EONR

Leasehold Acres	~ 20,000 acres (two fields)
Fields	Grayburg-Jackson Oil Field (Eddy County) & South Justis Field (Lea County)
Wells (Producing + Injection)	~ 750 wells across both fields
Current Oil Production	Over 1,000 barrels of oil per day
Reserves / Original Oil In Place (OOIP)	• Proven reserves of ~ 14.0 million barrels of oil + 2.8 Bcf gas in Grayburg-Jackson as of Dec 2024. • Mapped OOIP: ~ 956 million barrels of oil across the Grayburg-Jackson Field • South Justis Field OOIP ~ 207 million barrels of oil
Field Depths / Zones	Grayburg-Jackson: zones including Seven Rivers, Queen, Grayburg, San Andres; depths from ~1,500 ft to ~4,000 ft South Justis: zones including Glorietta, Blinebry, Tubb, Drinkard, Fusselman; depths from ~5,000 to ~7,000 ft.
Development Plans / Upside	• Workovers and recompletions of vertical wells, and reactivating idle wells on both fields • Horizontal drilling program in San Andres zone of the Grayburg-Jackson Field commencing 2026.

Permian Basin



New Mexico
Texas
New Mexico
Texas
*Approximate

Source: https://www.ogj.com/home/article/17293175/permian-oil-production-grows

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NYSEAM:EONR EON Resources – Historical Third Quarter 4 • Funding of $45.5 million closed on September 9, 2025 • $40.5 million of volumetric/ORRI funding from private investor • $5.0 million from Virtus for the San Andres Farmout agreement • Major improvement to the balance sheet • Retired and eliminated $41 million of senior and seller debt • Increased Shareholder Equity by $20 Million • San Andres Farmout to Virtus for the horizontal drilling program • Virtus purchased 65% working interest in San Andres for $5 million • Up to 90 horizontal wells to be drilled over next five years starting in 2026 • First 3 wells are paid by Virtus with EON retaining a 35% working interest • Gross oil production is expected to exceed 20,000 BOPD at the peak • Estimated NPV - 10 for EON is approximately $95 million

Recent Financing Highlights

EON
NYSEAM:EONR

$45.5 Million of Funding Closed (Q3 2025)

- $20.0 million → 15% royalty interest in Grayburg-Jackson Field
- $20.5 million → 5% royalty interest in San Andres formation (Farmout program)
- $5.0 million → Farmout of additional San Andres formation rights
- Future $2.0 million → Funds for San Andres workovers in existing vertical wells

Primary Uses of Proceeds

- Retired ~$20.6 million senior debt
- Retired ~$15.0 million Seller note
- Eliminated ~$5.0 million accrued interest
- Acquired Seller 10% overriding royalty interest ("ORRI")
- Paid ~$4.0 million in other obligations
- Issued 1.5 million common shares to retire highly dilutive preferred shares

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NYSEAM:EONR Q3 Q2 Q1 875,604 3,060,971 3,074,094 Cash 1,790,099 1,652,177 1,957,188 Receivables 84,197,401 100,088,351 98,089,791 PP&E, net 2,652,194 1,162,497 738,973 Other assets 89,515,298 105,963,996 103,860,046 Total assets 6,160,396 7,779,960 8,244,644 Accounts payable 3,911,147 9,118,446 8,393,414 Accrued liabilities 4,191,204 4,587,463 4,297,327 Royalties payable 995,755 6,121,756 5,754,397 Debt - Current - 30,860,457 32,099,417 Debt - Long - term - - 7,018,030 Loans and Warrants - Current 4,392,087 5,650,000 1,562,257 Notes - Long - term 7,067,245 1,523,603 1,922,348 Deferred tax liability 1,899,255 2,105,899 2,060,056 Other liabilities - Long - term 60,898,209 38,216,412 32,508,156 Shareholder equity 89,515,298 105,963,996 103,860,046 Total liabilities and equity Balance Sheet – Major Improvements Property and Equipment: • Reduced $16 million as offset to the volumetric funding Senior and Seller Debt : • Retired $ 21 million of senior debt • Retired $ 15 million of seller note and reduced $ 5 million of related accrued interest Convertible Notes: • Originally $9.8 million of private loans and warrant obligations • Reduced to $5.4 million with only $1.0 million as current Shareholder Equity: • Increased by $22.7 million • Preferred shares eliminated 6

NYSEAM:EONR Income Statement – Historical Results Expenses: • GJF LOE consistent quarter to quarter with SJF LOE added in Q3 • Recurring G&A costs are declining. The Q3 results includes $1.1 million of expenses from the funding Gains: • Gain as result of funding & farmout • Gain from retirement of senior debt and settlement of underwriting fees Net Income: Historical level Q3 Q2 Q1 4,364,341 4,583,148 4,564,597 Revenues 3,537,767 2,849,815 2,571,827 Operations expenses 2,591,296 1,941,044 2,084,545 General and administrative (1,764,722) (207,711) (91,775) Operating income Other income (expense) 13,414,100 - - Gain on asset sales 1,846,684 207,307 92,294 Gain on debt forgiveness (1,220,390) (1,678,538) (1,744,246) Interest expense (399,697) (332,447) (337,370) Amortization of financing fees 9,372 312,167 (261,964) Other 11,885,347 (1,699,222) (2,343,060) Net income before taxes (6,260,472) 398,744 770,385 Tax benefits 5,624,875 (1,300,478) (1,572,675) Net income Interest Expense: Drops 500K per mo. 7

NYSEAM:EONR Operations 8 • Safety – No reportable incidents • Combined production remains consistent at approximately 1,000 gross barrels of oil per day (“BOPD”) • There are 4 well service rigs across both fields • Installed 2 miles of injection pipeline by end of Q3. Pressure testing and fine - tuning where required • San Andres Farmout to Virtus signed on September 9, 2025 • Horizontal drilling scheduled to begin in 2026 • The horizontal drilling program deck is located on the EON website on the Operations Grayburg - Jackson Field page

NYSEAM:EONR Farmout Overview • EON Resources Inc. (“EON” or the “Company”) entered into a Farmout Agreement (the “Farmout”) to a subsidiary of Virtus Energy Partners, LLC (“Virtus”) on September 9, 2025 Farmout Highlights $5.0 million Consideration Received 65% Post Deal Working Interest (San Andres) 10 - 20 wells Incremental Horizontal Wells (per year) 300 - 500 BOPD Initial Production (per well) $3.5 - $4.0 million Horizontal Well Cost (per well) 9

NYSEAM:EONR EON Resources – What’s Next 10 • Upside • Improving financials with increased oil production through 2026 • Waterline gets energized in Q4 adding 150 BOPD within 90 days of line start - up • A material acquisition in 1st half of next year • Horizontal drilling to commence in Q2 of 2026 • Downside • Desire oil to stay above $60.00 – Being mostly debt free helps weather a storm • Gas prices are increasing, but we struggle to sell all our gas – Exploring options

NYSEAM:EONR Thank You for Interest in EON Resources Inc. (NYSE - AM:EONR) Company Website https:// www.EON - R.com/ Investor Relations mike@plrinvest.com 3730 Kirby Drive, Suite 1200 Houston, Texas 77098

NYSEAM:EONR Disclaimer 12 This presentation of EON Resources Inc . (“EON” or the “Company”) shall not constitute a “solicitation” as defined in Rule 14 a - 1 of the Securities Exchange Act of 1934 , as amended . This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product . Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933 , as amended (the “Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501 (a)(1), (2), (3) or (7) under the Act or “qualified institutional buyers” as defined in Rule 144 A under the Act . Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act . Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act . The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued . Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time . EON is not making an offer of the Securities in any state where the offer is not permitted . The information in this presentation may not be complete and may be changed at any time . Before you invest in the Company’s securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company . Copies of any such filing may be obtained for free by visiting the SEC website at www . sec . gov . Filings by EON with the SEC may also be viewed through links on the EON website at EON - R . com . This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed . The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X promulgated by the SEC . Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by EON with the SEC . Certain financial measures in this presentation are not calculated pursuant to U . S . generally accepted accounting principles (“GAAP”) . These non - GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures as compared to their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non - GAAP financial measures herein as tools for comparison . Certain statements contained in this presentation relate to the historical experience of our management team . An investment in the Company is not an investment in any of our management team’s past investments, companies or funds affiliated with them . The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company . This Presentation may contain estimated or projected financial information, including, without limitation, EON’s projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024 , 2025 , and 2026 . Such estimated or projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” below . Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved . The independent registered public accounting firm of EON did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation .

NYSEAM:EONR Disclaimer (cont.) 13 Forward - Looking Statements Statements in this presentation which are not statements of historical fact are “forward - looking statements” . Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . All statements other than statements of historical fact included in this presentation are forward - looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business . These forward - looking statements, are only predictions based on our current expectations and projections about future events . There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward - looking statements . These factors include, but are not limited to, those discussed in our Annual Report on Form 10 - K under Item 1 A “Risk Factors,” and also discussed from time to time in our quarterly reports on Form 10 - Q, current reports on Form 8 - K, proxy statements, and other SEC filings including the following : (1) the financial and business performance of the Company, (2) the Company’s abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change . These forward - looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared . Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law . You are cautioned not to place undue reliance upon any forward - looking statements, which speak only as of the date made . EON undertakes no commitment to update or revise the forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M . Cobb & Associates, Inc . ("Cobb"), an unrelated third party that had previously been engaged and compensated by EON concerning the oil and gas assets owned by EON including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31 , 2023 .